SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 11, 2002
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                ITS Networks Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Florida                       0-230611                     52-2137517
  ---------------                   --------                 -------------------
  (State or other                  (Commission                (I.R.S. Employer
  jurisdiction of                  File Number)              Identification No.)
   incorporation)


    Edif. Marina Marbella, Severo Ochoa 28, Planta 9, 29600 Marbella, Spain
    -----------------------------------------------------------------------
                    (Address of principal executive offices)

                               011-34-95-276-8600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Effective November 11, 2002, ITS Networks Inc. (the "Company") entered into a stock exchange agreement with the majority stockholders of Teleconnect Communicaciones, S.A., a company formed under the laws of Spain which operates a pre-paid telephone card business in Spain ("Teleconnect"). None of the stockholders of Teleconnect were affiliates of the Company, or affiliated with any director or officer of the Company, nor did they have any material relationships with the Company.

     The Company agreed to issue 3,000,000 shares of its restricted common stock to the stockholders of Teleconnect in reliance upon Regulation S under the Securities Act of 1933. The Company also agreed to assume and pay up to approximately $2,200,000 of the outstanding debts of Teleconnect.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a) Consolidated Balance Sheet of Teleconnect Comunicaciones, S.A. as of December 31, 2001 and the related Statements of Operations, Changes in Stockholders Equity and Cash Flow for the two years then ended.

     (b) Proforma Condensed Consolidated Balance Sheet of ITS Networks, Inc. as of September 30, 2002 and related Proforma Statement of Operations for the year then ended.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Amendment to its Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 4, 2003                       ITS  Networks  Inc.


                                               By:/s/Gustavo  Gomez
                                                  ------------------------------
                                                  Gustavo  Gomez,  President

                          INDEPENDENT AUDITOR'S REPORT


1. We have audited the accompanying balance sheet of Telecommect Comunicaciones, S.A. as of December 31, 2001 and the related Statements of Operations, Changes in Stockholders' Equity, and Cash Flows for the two years that ended on December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

2. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides as reasonable basis for our opinion.

3. Our work has been done taking into account the circumstances of PriceWaterhouseCoopers's review of the work papers, which correspond to the auditing report of the financial statements closed on December 31, 2001 and the limited review report of the financial statements closed on December 31, 2000. In addition to the above mentioned work, we extended the procedures that we considered necessary in respect to the revision of subsequent operation until the date of the emission of the current report.

4. As indicated in Note 2 of the financial statements, the financial statements have been reformulated incorporating the quantifiable exceptions included in PriceWatherhouseCoopers auditing report of June 24, 2002 and the limited review report of April 28, 2003. Other adjustments were made in order to change from Spanish GAAP to U.S. GAAP as indicated in Note 2 of the financial statements.

5. In our opinion, the financial statements give a true and fair view of the financial position of the Company as of December 31, 2001, and ther results of its operations and its cash flows for the two years then ended in accordance with generally accepted accounting principles.

6. The Company's current liabilities are high in relation to the current assets. Unless the Company can restructure its debt payments and generate more income, there is substantial doubt that it will be able to continue as a going concern. Consequently adjustments may be required to the recorded assets and amounts and classification of liabilities. The financial statements do not disclose this fact.


July,  1,  2003
SERAUDIT  AUDITORES,  S.L.
BARCELONA,  SPAIN

                        TELECONNECT COMUNICACIONES, S.A.
                                  BALANCE SHEET
                                DECEMBER 31, 2001
                                   Page 1 of 2

(Expressed  in  US  dollars)
----------------------------
                                     ASSETS

CURRENT  ASSETS:
  Cash  and  cash  equivalents                                      $   322,862
  Short-term  investments                                               323,100
  Accounts  receivable,  net                                          1,234,288
                                                                    -----------
    Total  current  assets                                            1,880,250
                                                                    -----------

PROPERTY  AND  EQUIPMENT
  Telecommunication  equipment                                          780,091
  Furniture  &  equipment                                               413,648
  Computer  equipment                                                   400,745
                                                                    -----------
                                                                      1,594,484
  Accumulated  depreciation                                             287,760
                                                                    -----------

                                                                      1,306,724
                                                                    -----------

INVESTMENTS  IN  GROUP  COMPANIES
  Investments  in  group  companies                                           -

NON-CURRENT  RECEIVABLES                                                258,120
                                                                    -----------
                                                                    $ 3,445,094
                                                                    ===========

                        TELECONNECT COMUNICACIONES, S.A.
                                  BALANCE SHEET
                                DECEMBER 31, 2001
                                   Page 2 of 2

(Expressed  in  US  dollars)
----------------------------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT  LIABILITIES:
  Accounts  payable                                                 $ 5,194,669
  Accrued expenses                                                      230,627
  Notes  payable  -  related  parties                                   102,206
  Current  portion  of  long-term  debt                                  84,499
                                                                    -----------

    Total  current  liabilities                                       5,612,001
                                                                    -----------

NON-CURRENT  LIABILITIES                                                732,229
                                                                    -----------

STOCKHOLDERS'  EQUITY  (DEFICIT):
  Common  stock  outstanding  at  December  31,  2001                 2,611,575
  Additional  paid-in  capital                                        2,298,944
  Retained  earnings  (deficit)                                      (7,916,268)
  Other  comprehensive  income:
    Cumulative  translation  adjustment                                 106,613
                                                                    -----------

                                                                     (2,899,136)
                                                                    -----------

                                                                    $ 3,445,094
                                                                    ===========



The accompanying notes are an integral part of this financial statement.

                        TELECONNECT COMUNICACIONES, S.A.
                            STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


(Expressed  in  US  dollars)
----------------------------

                                                           2001         2000
                                                      ------------   ----------
REVENUES                                              $  7,376,188   $1,215,060

COST  OF  GOODS  SOLD                                    6,202,465    1,411,052
                                                      ------------   ----------

GROSS  PROFIT                                            1,173,723     (195,992)
                                                      ------------   ----------

OPERATING  AND  ADMINISTRATIVE  EXPENSES:
  General  and administrative                            6,010,308    2,218,978
  Depreciation  and  amortization                          233,094       58,892
  Bad  debt  expense                                        41,339            -
                                                      ------------   ----------

    Total Operating and Administrative Expenses          6,284,741    2,277,870
                                                      ------------   ----------

OPERATING  INCOME  (LOSS)                               (5,111,018)  (2,473,862)

OTHER  INCOME  (EXPENSE):
  Miscellaneous  and  interest  income                         659          200
  Interest  expense                                        (30,972)      (9,705)
                                                      ------------   ----------

                                                           (30,313)      (9,505)
                                                      ------------   ----------

NET  INCOME  (LOSS)  BEFORE  PROVISION
  FOR  INCOME  TAXES                                    (5,141,332)  (2,483,367)

PROVISION  FOR  INCOME  TAX                                      -            -
                                                      ------------   ----------

NET  INCOME  (LOSS)                                   $(5,141,332)   $(2,483,367)
                                                      ===========    ===========

                         TELECONNECT COMUNICACIONES, S.A.
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


(Expressed  in  US  dollars)
----------------------------

                                             Common Stock
                                          ---------------------
                                                                                                Accumulated
                                          Number       $0.001      Additional                      Other         Total
                                            of           par         Paid-In     Accumulated   Comprehensive  Stockholders'
                                          Shares        Value        Capital       Deficit        Income        Equity
                                        ---------   ------------   -----------  -------------  -------------  --------------
Balance,  December  31,1999                 5,000   $    311,704   $        -   $   (291,570)   $  (7,974)   $      12,160

Issue  of  shares                       2,378,125      1,868,998    1,120,796              -            -        2,989,794

Foreign  currency  translation
  adjustment,  December  31,  2000              -              -            -              -       69,396           69,396

Net  loss  for  the  year  ended
  December  31,  2000                           -              -            -     (2,483,366)           -       (2,483,366)
                                       ----------   ------------   -----------  -------------  -------------  --------------

Balance,  December  31,2000             2,383,125      2,180,702    1,120,796     (2,774,936)      61,422          587,984

Redenomination of shares to Euro       (2,383,125)    (2,180,702)           -              -            -       (2,180,702)

New shares denominated in Euro         23,831,250      2,180,702            -              -            -        2,180,702

Issue  of shares                        4,889,001        430,873    1,178,148              -            -        1,609,021

Foreign  currency  translation
  adjustment, December 31, 2001                 -              -            -              -       45,191           45,191

Net  loss  for  the  year  ended
  December  31,  2001                           -              -            -     (5,141,332)           -       (5,141,332)
                                       ----------   ------------   -----------  -------------  -------------  --------------

Balance,  December  31,  2001          28,720,251   $  2,611,575  $ 2,298,944   $ (7,916,268)   $ 106,613    $  (2,899,136)
                                       ==========   ============  ===========   ============    =========    =============

                        TELECONNECT COMUNICACIONES, S.A.
                            STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                  Page 1 of 2

(Expressed  in  US  dollars)
----------------------------

                                                           2001         2000
                                                      ------------   ----------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
  Net  Income  (Loss)                                $(5,141,332)   $(2,483,367)
  Adjustments to reconcile net income to net cash
    provided  by  operating  activities:
      Depreciation  and  amortization                    233,094         58,892
      Provision  for  bad  debt                           41,339              -
      Provisions                                          93,015              -
      Fair value losses in subsidiary undertakings       187,311              -
      (Increase)  decrease  in:
        Short-term  investment                          (321,142)         8,741
        Accounts  receivable                            (829,865)      (413,444)
        Inventory                                              -              -
      Increase  (decrease)  in:
        Accounts  payable                              3,993,544      1,190,788
        Other  current  liabilities                            -              -
                                                     -----------    -----------

  Net  cash  provided  by  (used  in)
    operating  activities                             (1,744,036)    (1,638,390)
                                                     -----------    -----------

CASH  FLOWS  FROM  INVESTING  ACTIVITIES:
  Purchase of marketable securities, net of sales       (411,963)             -
  Sale of equipment                                            -            307
  Acquisition  of equipment                             (458,807)    (1,124,023)
                                                     -----------    -----------

  Net  cash  provided  by  (used  in)
    investing  activities                               (870,770)    (1,123,716)
                                                     -----------    -----------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
  Proceeds from/(Repayment of) borrowing from bank       (84,499)       258,352
  Proceeds  from  related  parties                       599,578              -
  Proceeds  from  sale  of  common  stock              1,609,019      3,201,116
  Prepaid  offering  costs  incurred                           -              -
                                                     -----------    -----------

  Net  cash  provided  by  (used  in)
    financing  activities                              2,124,098      3,459,468
                                                     -----------    -----------

EFFECT  ON  EXCHANGE  RATE  CHANGES  ON  CASH             31,080         56,821
                                                     -----------    -----------

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS         (459,628)       754,185

CASH  AND  EQUIVALENTS,  BEGINNING  OF  YEAR             782,490         28,305
                                                     -----------    -----------

CASH  AND  EQUIVALENTS,  END  OF  YEAR               $   322,862    $   782,490
                                                     ===========    ===========

                         TELECONNECT COMUNICACIONES, S.A.
                             STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   Page 2 of 2

(Expressed  in  US  dollars)
----------------------------

                                                           2001         2000
                                                      ------------   ----------
SUPPLEMENTAL  DISCLOSURES
  OF  CASH  FLOW  INFORMATION:
  Interest  paid                                     $     30,972   $     1,305
                                                     ------------   -----------

                                                     $     30,972  $     1,305
                                                     ============   ===========

                        TELECONNECT COMUNICACIONES, S.A.
       NOTES TO THE FINANCIAL STATEMENTS AS OF DECEMBER 31, 2001 AND 2000


1.   ACTIVITY

Teleconnect Comunicaciones, S.A. principally engages in the provision of telephony-related communications services, mainly including the sale of telephone cards, fixed telephony connection services for both private and corporate customers and other related services.

The Company started up activities halfway through 2000 as previously it had been developing part of its products and markets and investing in the main infrastructures and hiring personnel to provide part of the services mentioned in the paragraph above.


2.     BASIS  OF  PRESENTATION

True  and  fair  view  of  financial  statements

The financial statements have been prepared on the basis of the Company's accounting records to which relevant adjustments have been introduced in order to present them in compliance with the US General Accounting Principles so as to provide a true and fair view of the Company's net worth, its financial situation and the results of its operations.

Finally, the financial Statements ended December 31, 2001 and 2000 have been reformulated incorporing adjustments in order to present the true and fair view of them; also includes other adjustments were made in order to change from Spanish GAAP to U.S. GAAP.

A  summary  of  the  adjustments  for  the  year  ended  December  31,  2001 is:

1,947,801     Accumulated  deficit
                                         Establishment expenses       1,353,964
                                         Accounts receivable             37,305
                                         Profit and Loss                556,532
  354,520     Profit  and  Loss
              -----------------
                                         Accounts receivables           261,504
                                         Non-current liabilities         93,016
  141,391     Profit  and  Loss
              -----------------
                                         Accounts payable               141,391
  197,457     Profit  and  Loss
             -----------------
                                         Investments in
                                           group companies              185,279
                                         Non-current receivables         12,178

Notes  (continuation  1)

  135,591     Profit  and  Loss
                                         Stocks                         135,591
  423,171     Profit  and  Loss
              -----------------
                                         Establishment expenses         423,171
  106,665     Profit  and  Loss
              -----------------
                                         Accounts payable               106,665
  756.208     Profit  and  Loss
              -----------------
                                         Property and equipment         756.208

   87,298     Common stock at
                December 31, 2001
              -------------------
                                         Accounts payable                87,298
1,085,690     Profit  and  Loss
              -----------------
                                         Accounts receivables         1,085,690

A  summary  of  the  adjustments  for  the  year  ended  December  31,  2000 is:

1,235,821     Profit  and  Loss
              -----------------

  142,921     Accumulated  deficit
              --------------------
                                         Establishment expenses       1,378,742

  419,540     Profit  and  Loss
              -----------------
                                         Accounts payable               419,540

  185,168     Profit  and  Loss
              -----------------
                                         Stocks                         185,168

  310,110     Common  stock  at
                December  31,  2000
              ---------------------

  932,089     Additional  paid  in
                capital
              --------------------
                                         Accounts payable             1,242,199


2.   ACCOUNTING  POLICIES

     a)  Property  and  equipment

     Property and equipment are stated at acquisition or production cost and is depreciated on a straight line basis over their estimated useful lives using the following rates:

     -  Telecommunication  equipment       14  to  20%
     -  Furniture  &  equipment            14  to  33%
     -  Computer  equipment                20  to  25%

     Improvements, which extend the useful lives of existing assets, are capitalized. Interest and differences on exchange directly related to tangible fixed assets accruing before such assets are brought into use are also capitalized. Repair and maintenance costs are expensed in the year in which they are incurred. When tangible fixed assets are retired or otherwise disposed of, the asset and accumulated depreciation accounts are adjusted accordingly.

     b)  Investments  in  group  companies

     Holdings in the share capital of Group companies are stated at the lower of cost and market value. The market value is calculated as the proportional book value of the holding, adjusted to take into account any latent capital gains existing when the holding was acquired which still exist on the balance sheet date. When necessary, provision is made to reflect changes in the capital and reserves of the Investee Company.

     c)  Deposits

     Deposits  are  stated  at  the  amount  delivered.
Notes  (continuation  2)


     d)  Income  tax

     Corporate income tax expense is recognized based on the reported profit as adjusted for permanent differences between reported and taxable profits, and the effects of any tax credits and deductions. Deferred tax assets and liabilities arising from timing differences in the recognition of income and expense for accounting and tax purposes are recorded in the balance sheet until the underlying timing differences reserve.

     e)  Creditors

     Short and long-term debts are stated at the amount at which they are to be repaid.

     f)  Stockholders'  equity

     Common stock and additional paid in capital has been converted at the historical exchange rate and the Accumulated deficit at the average exchange rate used for prior years Income Statement figures.

     The Income statement figures have been calculated applying the monthly average exchange rate for the year.

     Accumulated exchange differences on translation of the year-end balance sheet to US dollars are included in the financial statements as other comprehensive income.

     g)  Prepayment  card  and  dialers

     Prepayment cards and dialers are regarded as an expense in the year in which they are acquired and are stated at acquisition cost under Consumption's in the Statement of Operations.

     h)  Income  and  expenses

     Income and expenses are recorded on an accruals basis, i.e. in the period in which the income or expense deriving from the goods or services in question is earned or incurred rather than the period in which the cash is actually received or disbursed.

     For reasons of prudence, however, the Company only records profits realized at the year-end, while foreseeable risk and potential losses arising in the year or in prior years are recorded as soon as they are known.

     Sales of prepayment cards are recorded at the time the relevant invoices are raised. Estimated expenses to be incurred relating to the sold cards not consumed at the year-end, are recognizes as expenses in the Statement of Operations.

Notes  (continuation  3)


     The application of this accounting method is largely attributable to the fact that sales are considered to have accrued at the time of issue of the invoice as they cannot be returned or backdated.


4.   CASH  AND  CASH  EQUIVALENTS

This  heading  breaks  down  as  follows:

                                                                    US dollars
                                                                    ----------
     Petty cash                                                          2,082
     Cash in bank accounts                                             135,395
     Bank deposits                                                     185,385
                                                                      --------
                                                                       322,862
                                                                      ========

As at December 31, 2001 the Company has eight bank accounts and five bank deposits in six financial institutions.

There are two petty cash floats out of which payments are made, one in the Madrid office and another in Marbella.


5.   SHORT-TERM  INVESTMENTS

The  accounts  included  under  this  heading  are  as  follows:

                                                                    US dollars
                                                                    ----------
     Loans to Group companies                                           12,177
     Securities portfolio                                              317,803
     Other investments                                                   5,297
                                                                       -------
                                                                       335,277
                                                                       -------
     Provisions                                                        (12,177)
                                                                       -------
                                                                       323,100
                                                                       =======


Securities portfolio relate to shares in an investments fund with Deutsche Bank. An amount of $52.967 is pledged to trade creditors (carriers) as security to ensure the proper performance of commercial obligations. These balances are therefore unavailable.

Notes  (continuation  4)

6.   ACCOUNTS  RECEIVABLE,  NET

The  accounts  included  under  this  heading  are  as  follows:

                                                                    US dollars
                                                                    ----------
     Trade debtors                                                     773,104
     Sundry debtors                                                    148,699
     Taxes refundable                                                  312,485
                                                                     ---------
                                                                     1,234,288
                                                                     =========

7.   INVESTMENTS  IN  GROUP  COMPANIES

                                                                    US dollars
                                                                    ----------
     Investments in Group companies                                    185,279
     Provisions                                                       (185,279)
                                                                      --------
                                                                             0
                                                                      ========

This  balance  comprises  as  at  31  December  2001:

- 100% of the share capital in the company Olacosta, S.LThe investment amounting $2.650 consists of 500 shares with a nominal value of $53.

-    100%   of  the  share capital in the company Servicios Integrales de Inform tica  y  Comunicaciones,  S.A.,  amounting  $182.629.


8.   NON-CURRENT  RECEIVABLES

                                                                    US dollars
                                                                    ----------
     Guarantee deposits                                                 71,516
     Long-term bank deposits                                           186,604
                                                                       -------
                                                                       258,120
                                                                       =======

Bank  deposits

Largely long-term bank deposits are pledged to trade creditors (carriers) as security to ensure the proper performance of commercial obligations. These balances are therefore unavailable.

Notes  (continuation  5)


9.   ACCOUNTS  PAYABLE

The  accounts  included  under  this  heading  are  as  follows:

                                                                    US dollars
                                                                    ----------
     Bank loans                                                        503,099
     Interest payable                                                    1,200
     Advances from customers                                             5,943
     Trade creditors                                                 4,410,820
     Taxes and social security contributions                           273,480
     Deposits received                                                     127
                                                                     ---------
                                                                     5,194,669
                                                                     =========


10.  NON-CURRENT  LIABILITIES

The  accounts  included  under  this  heading  are  as  follows:

                                                                    US dollars
                                                                    ----------
     Borrowings                                                         77,459
     Notes payable - Related parties                                   561,755
     Provisions                                                         93,015
                                                                       -------
                                                                       732,229
                                                                       =======

Borrowings

This heading records the long-term amounts payable to credit institutions as a result of the lease contracts concluded by the Company. The short-term portion of this debts amounting to $84,499 is accounted for under the heading "Current portion of long term debt".

Notes  payable  -  Related  parties

This balance consist, exclusively, of the long-term payable debt related to three loans granted by the shareholders to the Company, which term are described below:

              Creditor                         Amount          Interest rate    Maturity
              --------                     ---------------     -------------    --------
     Compostela Stiftung, Vaduz            SFR     500,000        9,0% p.a.       2003
     Jean Marc Vuille                      SFR     450,000        4,5% p.a.       2003
     Multimedia Sport Producciones, S.L.   Euros   120,202        4,5% p.a.       2002


Notes (continuation 6)


Short-term portion of this debt amounting to $102.206 is accounted for under the heading Current portion of long term debt.

Provisions

This heading records, exclusively, a provision which to attend to any possible tax contingencies, which may arise in the event of a tax inspection.

Following is a proforma condensed consolidated balance sheet of ITS Networks, Inc. as of September 30, 2002 and the related proforma condensed consolidated Statement of Operations for the year then ended. These proforma statements reflect the proforma combined results of ITS Networks, Inc. and Teleconnect Communicaciones, S.A. as of the acquisition of Teleconnect by ITS had occured prior to September 30, 2001.



                                ITS NETWORKS INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)

                                                                        Pro Forma
                                              ITS       Teleconnect     Adjustments    Pro  Forma
                                         ------------  ------------    ------------  -------------
                  ASSETS

CURRENT  ASSETS:
  Cash  and  cash  equivalents           $     48,000  $    102,000    $          -  $     150,000
  Accounts receivable, net of allowance
    for doubtful accounts of $177,000
    for  ITS  and  $817,000  for
    Teleconnect                               308,000     1,149,000               -      1,457,000
  Inventory                                         -       153,000               -        153,000
  Prepaid  expenses                            16,000        91,000               -        107,000
                                         ------------  ------------    ------------  -------------

    Total  current  assets                    372,000     1,495,000               -      1,867,000
                                         ------------  ------------    ------------  -------------

PROPERTY  AND  EQUIPMENT,  NET                219,000     1,266,000       1,266,000      2,751,000
                                         ------------  ------------    ------------  -------------

OTHER  ASSETS:
  Vendor  deposits                             94,000       357,000               -        451,000
  Goodwill                                          -             - B     5,978,000      1,076,000
                                                                    C    (4,902,000)
                                         ------------  ------------    ------------  -------------

                                               94,000       357,000       1,076,000      1,527,000
                                         ------------  ------------    ------------  -------------

                                         $    685,000  $  3,118,000    $  2,342,000  $   6,145,000
                                         ============  ============    ============  =============

     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT  LIABILITIES:
  Accounts payable and accrued expenses  $    623,000  $  7,383,000    $          -  $   8,006,000
  Other  current  liabilities                 126,000     1,081,000 A      (178,000)     1,029,000
  Loans  from  related  parties             1,010,000     1,017,000 A    (1,017,000)     1,010,000
  Deferred  income                                  -     1,103,000               -      1,103,000
                                         ------------  ------------    ------------  -------------

    Total  current  liabilities             1,759,000    10,584,000      (1,195,000)    11,148,000
                                         ------------  ------------    ------------  -------------

LONG-TERM  DEBT:
  Guarantees and deposits received              8,000             -               -          8,000
                                         ------------  ------------    ------------  -------------

    Total  long-term  debt                      8,000             -               -          8,000
                                         ------------  ------------    ------------  -------------

STOCKHOLDERS'  (DEFICIT):
  Preferred stock; par value of $0.001,
    5,000,000 shares authorized, no
    shares  outstanding                             -             -               -              -
  Common stock; par value of $0.001,
    50,000,000  shares  authorized,
    25,263,861  shares  outstanding            25,000     2,660,000 A     1,195,000         25,000
                                                                    B    (3,855,000)
  Additional  paid-in  capital              3,496,000     2,486,000 B    (2,486,000)     3,496,000
  Less:  Prepaid  syndication  fees          (418,000)            -                       (418,000)
  Accumulated  (deficit)                   (4,063,000)  (12,319,000)B    12,319,000     (8,965,000)
                                                                    C    (4,902,000)
  Effect of cumulative translation
    adjustment                               (122,000)     (293,000)              -       (415,000)
                                         ------------  ------------    ------------  -------------

    Total  stockholders'  (deficit)        (1,082,000)   (7,466,000)      2,271,000     (6,277,000)
                                         ------------  ------------    ------------  -------------

                                         $    685,000  $  3,118,000    $  1,076,000  $   4,879,000
                                         ============  ============    ============  =============

    See Notes to the Pro Forma Consolidated Financial Statements (Unaudited)

                                ITS NETWORKS INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                  (UNAUDITED)

                                                                        Pro Forma
                                              ITS       Teleconnect     Adjustments    Pro  Forma
                                         ------------  ------------    ------------  -------------
SALES                                    $  2,186,000  $  7,576,000    $          -  $  9,762,000

COST  OF  GOODS  SOLD                       1,544,000     5,964,000               -     7,508,000
                                         ------------  ------------    ------------  -------------

GROSS  PROFIT                                 642,000     1,612,000               -     2,254,000
                                         ------------  ------------    ------------  -------------

OPERATING  EXPENSES:
  Selling, general and administrative
    expenses                                1,698,000     6,409,000               -      8,107,000
  Depreciation                                 52,000       367,000               -        419,000
  Bad  debt  expense                          175,000       261,000               -        436,000
  Impairment  of  goodwill                          -             - C     4,902,000      4,902,000
                                         ------------  ------------    ------------  -------------

    Total  operating  expenses              1,925,000     7,037,000       4,902,000     13,864,000
                                         ------------  ------------    ------------  -------------

(LOSS)  FROM  OPERATIONS                   (1,283,000)   (5,425,000)     (4,902,000)   (11,610,000)
                                         ------------  ------------    ------------  -------------

OTHER  INCOME  (EXPENSES):
  Interest expense                             (1,000)      (87,000)              -        (88,000)
                                         ------------  ------------    ------------  -------------

                                               (1,000)      (87,000)              -        (88,000)
                                         ------------  ------------    ------------  -------------

(LOSS)  BEFORE  INCOME  TAXES            $ (1,284,000) $ (5,512,000)   $ (4,902,000) $ (11,698,000)

PROVISION  FOR  INCOME  TAXES                       -             -               -              -
                                         ------------  ------------    ------------  -------------

NET  (LOSS)                              $ (1,284,000) $ (5,512,000)   $ (4,902,000) $ (11,698,000)
                                         ============  ============    ============  =============

BASIC  EARNINGS PER SHARE                $      (0.06) $      (0.24)   $      (0.21) $       (0.51)
                                         ============  ============    ============  =============

AVERAGE  COMMON  AND  COMMON
  EQUIVALENT  SHARES  OUTSTANDING          22,999,786    22,999,786      22,999,786     22,999,786
                                         ============  ============    ============  =============

THE COMPONENTS OF COMPREHENSIVE LOSS:
  Net  (loss)                            $ (1,284,000) $ (5,512,000)   $ (4,902,000) $ (11,698,000)
  Foreign currency translation adjustment    (131,000)     (293,000)              -       (424,000)
                                         ------------  ------------    ------------  -------------

COMPREHENSIVE  (LOSS)                    $ (1,415,000) $ (5,805,000)   $ (4,902,000) $ (12,122,000)
                                         ============  ============    ============  =============


    See Notes to the Pro Forma Consolidated Financial Statements (Unaudited)

                      ITS Networks, Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)


Effective December 5, 2002, ITS Networks, Inc. ("the Company") acquired substantially all of the outstanding stock of Teleconnect Comunicaciones, S.L. ("Teleconnect"). The acquisition involved an exchange of up to 3,000,000 shares of Common Stock of the Company for the assumption of approximately 2,200,000 euro of Teleconnect net debt. In accordance with the terms of this agreement, the former Teleconnect shareholders made certain warranties about Teleconnect's net debt level at the date of acquisition. If Teleconnect had specified debts in excess of 2,200,000 euro on the acquisition date, the former shareholders have agreed to reduce the number of shares they are entitled to receive by an amount that the specified debt exceeds 2,200,000 Euros. The shares will be valued at approximately .46 euro per share for purposes of this reduction in shares to be issued. The 2,816,910 shares of the Company's Common Stock issued to the former Teleconnect stockholders are to be held in escrow until November 14, 2003, at which time a final accounting will be made.

Management will determine in November 2003 if the specified debts will exceed the value assigned to the 2,816,910 shares of stock held in escrow and what amount of ITS stock, if any, will be retained by the Company. For financial reporting purposes, the 2,816,910 shares of Common Stock has been valued at 1,379,000 euro based on the stock price on November 11, 2002, the date of the agreement, and is shown as issued with an offset in the equity section.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Teleconnect operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro Forma) on the Company's financial position and results of operations. The condensed consolidated balance sheet as of September 30, 2002 is based on the historical balance sheets of the Company and Teleconnect as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the year ended September 30, 2002 is based on the historical statements of income of the Company and Teleconnect for those periods. The pro forma condensed consolidated statement of income assumes the acquisition took place on October 1, 2001.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on the debt at 9/30/02 that would have been converted to equity had the acquisition taken place on that date.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Teleconnect.

                      ITS Networks, Inc. and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)


Note  1:  Condensed  Consolidated  Balance  Sheet  Pro  Forma  Adjustments

The pro forma adjustments to the condensed consolidated balance sheet are as follows:

(A)       To convert  debt  on  Teleconnect's  books  at  9/30/02  to  equity:

          Debt  to  shareholders                     $1,017,000
          Debt  to  affiliated  companies               178,000
                                                     ----------
          Debt  converted  to  equity                $1,195,000
                                                     ==========

(B) To reflect the acquisition of Teleconnect on the basis of the fair values of the assets acquired and liabilities assumed at 9/30/02.

          Assets  acquired                           $3,118,000
          Liabilities  assumed                        9,096,000
                                                     ----------
          Goodwill                                   $5,978,000
                                                     ==========

Note  2:  Condensed  Consolidated  Statement  of  Operation Pro Forma Adjustment

The pro forma adjustments to the condensed consolidated statement of operations are as follows:

(C) ITS impaired $4,902,000 of the goodwill based on an impairment test on the discounted value of anticipated future cash flows.